EXHIBIT 23.2





            Consent of Independent Public Accountants


     As independent public accountants, we hereby consent to the incorporation of our report dated February 2, 2001 included in this
 Form 10-KSB, into the Company's previously filed Registration
Statement File Nos. 333-48477 and 333-56434.

                                              ARTHUR ANDERSEN LLP


New York, New York
February 13, 2002